MML SERIES INVESTMENT FUND
MML Small/Mid Cap Value Fund
(the “Fund”)
Supplement dated November 19, 2019 to the
Prospectus dated May 1, 2019 and the
Summary Prospectus dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective January 1, 2020, the following information replaces the information related to Shri Singvi of AllianceBernstein L.P. (“AllianceBernstein”) for the Fund found under the heading Portfolio Managers in the section titled Management (page 78 of the Prospectus):
Erik A. Turenchalk, CFA is a Senior Vice President for U.S. Small and Mid-Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since January 2020.
Effective January 1, 2020, the following information replaces the information for Shri Singvi under AllianceBernstein related to the Fund found on page 104 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Erik A. Turenchalk, CFA

is a portfolio manager of the MML Small/Mid Cap Value Fund. Prior to January 1, 2020, Mr. Turenchalk served as a Global Industrial Sector Leader (2017-2019) and Senior Research Analyst (2012-2019) on the U.S. Small and Mid-Cap Value Equities team, responsible for covering industrial companies. He joined the firm in 1999, and was promoted to research analyst in 2005. From 1999 to 2007, Mr. Turenchalk worked on the Advanced Value Hedge Fund team, primarily researching short-position ideas with an emphasis on the consumer-cyclicals sector. In 2007, he relocated to London to support the firm’s international hedge-fund offerings. In 2010, Mr. Turenchalk returned to New York to oversee the research of short positions for the domestic hedge-fund portfolios. In 2012, he joined the U.S. Small and Mid-Cap Value Equities team. Prior to joining the firm, Mr. Turenchalk was a business analyst at Pratt & Whitney, a United Technologies company.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-19-02
SMCV-19-01

MML SERIES INVESTMENT FUND
MML Small/Mid Cap Value Fund
Supplement dated November 19, 2019 to the
Statement of Additional Information dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective January 1, 2020, the following information replaces similar information under AllianceBernstein L.P. (“AllianceBernstein”) found on page B-206 in the section titled Appendix C— Additional Portfolio Manager Information:
The portfolio managers of MML Small/Mid Cap Value are James W. MacGregor and Erik A. Turenchalk.
Effective January 1, 2020, the following information replaces the information related to Shri Singvi found on page B-206 under AllianceBernstein under the heading Other Accounts Managed in the section titled Appendix C—Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Erik A. Turenchalk, CFA
Registered investment companies**	28	$6,946 million	0	$0
Other pooled investment vehicles	36	$ 831 million	0	$0
Other accounts	51	$2,694 million	0	$0
*
The information provided is as of October 31, 2019.

**
Does not include MML Small/Mid Cap Value.

Effective January 1, 2020, the following information replaces similar information found on page B-206 under AllianceBernstein in the section titled Appendix C—Additional Portfolio Manager Information:
Ownership of Securities:
As of October 31, 2019, the portfolio managers did not own any shares of MML Small/Mid Cap Value.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L7352-19-03